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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K

                           CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              Date of report (Date of earliest event reported)
                              October 26, 2005

                            Gardner Denver, Inc.
              -------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)

          Delaware                   1-13215                  76-0419383
    ---------------------      -------------------     -----------------------
      (State or Other              (Commission              (IRS Employer
      Jurisdiction of              File Number)          Identification No.)
       Incorporation)


                 1800 Gardner Expressway                         62305
                     Quincy, Illinois                        --------------
     --------------------------------------------------        (Zip Code)
         (Address of Principal Executive Offices)

                               (217) 222-5400
                 ------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 26, 2005, Gardner Denver, Inc. (the "Company") issued a press release announcing the Company's results for the three and nine months ended September 30, 2005 and guidance for diluted earnings per share for the three months ending December 31, 2005, as well as updated guidance for the fiscal years ending December 31, 2005 and December 31, 2006 (the "Press Release"). A copy of the Press Release is furnished with this report as
Exhibit 99.1 to this Form 8-K and incorporated by reference herein.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1      Gardner Denver, Inc. Press Release dated October 26, 2005





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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    GARDNER DENVER, INC.


Date:  October 26, 2005             By:         /s/ Tracy D. Pagliara
                                       ----------------------------------------
                                       Tracy D. Pagliara
                                       Vice President, Administration,
                                       General Counsel and Secretary





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                                EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -------------------------------------------------

     99.1          Gardner Denver, Inc. Press Release dated October 26, 2005







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